UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD.

Settlement Regarding Wright Medical Litigation

On June 30, 2021, Conformis, Inc. (“Conformis”) reached a settlement with Stryker Corporation (“Stryker”), Wright Medical Technology, Inc. (“Wright Medical”), and Tornier, Inc. (“Tornier, and collectively with Stryker and Wright Medical, the “Stryker Parties”), in connection with a lawsuit that Conformis filed against Wright Medical and Tornier in April 2020 in which Conformis alleged that Wright Medical and Tornier infringed certain of Conformis’ patents related to patient-specific instrument and implant systems. Wright Medical and Tornier were acquired by Stryker in November 2020, subsequent to Conformis’ commencement of the lawsuit. Under the terms of the settlement, the Stryker Parties will make a one-time payment of $15 million to Conformis no later than October 15, 2021 and be granted a non-exclusive license with respect to certain Conformis patents.

Forgiveness of Paycheck Protection Program Loan

In April 2020, Conformis received a $4.7 million loan through East West Bank N.A., the Company’s existing lender, pursuant to the Paycheck Protection Program (“PPP”). In February 2021, Conformis submitted a loan forgiveness application and loan necessity questionnaire to the Small Business Administration (“SBA”) through East West Bank N.A.

On June 30, 2021, Conformis received notification through East West Bank N.A. that the SBA has rendered a final decision regarding its review of the PPP loan forgiveness application, and that the SBA has fully approved the loan forgiveness application as of June 28, 2021. The forgiveness of the $4.7 million principal loan amount, plus accrued interest, will be recognized during the second quarter of the fiscal year ending December 31, 2021.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: July 7, 2021	By:	/s/ Robert S. Howe
Robert S. Howe
Chief Financial Officer